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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                  June 1, 2001
                Date of Report (Date of Earliest Event Reported)


Lehman ABS Corporation (as depositor under the Standard Terms for Trust Agreements, dated as of February 28, 1996, as supplemented by a Series Supplement, dated as of November 27, 1996, which together formed the Corporate Bond-Backed Certificates Trust, Series 1996-DHC-1, which issued Corporate Bond Backed Certificates, Series 1996-DHC-1)


                             LEHMAN ABS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



            Delaware               033-73438-03                  13-7109145
(State or Other Jurisdiction     (Commission File             (I.R.S. Employer
     of Incorporation)                Number)                Identification No.)



Three World Financial Center                                       10285

200 Vesey Street                                                 (Zip Code)
New York, New York
(Address of Principal Executive Offices)

                                (212) 526-5594
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  OTHER EVENTS

On June 1, 2001 distributions were made to the Holders of the Corporate Bond Backed Certificates, Series 1996-DHC-1 (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibit 99.1.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibits are filed as part of this report:

         99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending June 1, 2001.

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                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 5, 2001

                                                        THE BANK OF NEW YORK
                                                        AS TRUSTEE, FOR
                                                        CORPORATE BOND-BACKED
                                                        CERIFICATES TRUST,
                                                        SERIES 1996-DHC-1

                                                        By:____________________
                                                                 KEVIN CREMIN
                                                                 VICE PRESIDENT

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                                  EXHIBIT INDEX


Exhibit Number                    Description
--------------                    -----------

99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending June 1, 2001.

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                        TRUSTEE'S DISTRIBUTION STATEMENT

  THE                      TO THE HOLDERS OF:                         96-DHC-1
BANK OF                    The Bank of New York, as Trustee under the
  NEW                      Lehman Corporate Bond Backed
 YORK
                              CUSIP NUMBER: 219-87J-AB7
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in accordance with the Standard Terms and Conditions of Trust, The Bank of New York,
as trustee submits the following cash basis statement for the period ending :        June 01,2001

INTEREST ACCOUNT
Balance as of  December 01, 2000                                                              $      0.00
      Schedule Income received on securities ..............................................   $533,375.00
      Unscheduled Income received on securities ...........................................   $      0.00
      Schedule Interest received from Swap Counterparty ...................................   $      0.00
      Unscheduled Interest received from Swap Counterparty ................................   $      0.00
      Interest Received on sale of Securties ..............................................   $      0.00
LESS:
      Distribution to Beneficial Holders.....................................   $533,375.00
      Distribution to Swap Counterparty .....................................   $      0.00
      Trustee Fees ..........................................................   $      0.00
      Fees allocated for third party expenses ...............................   $      0.00
Balance as of  June 01,2001                                                        Subtotal   $      0.00


PRINCIPAL ACCOUNT
Balance as of   December 01, 2000
      Scheduled Principal payment received on securities ..................................   $      0.00
      Principal received on sale of securities ............................................   $      0.00
LESS:
      Distribution to Beneficial Holders ....................................   $      0.00
      Distribution to Swap Counterparty .....................................   $      0.00
Balance as of   June 01,2001                                                       Subtotal   $      0.00
                                                                                   Balance    $      0.00
                       UNDERLYING SECURITIES HELD AS OF:      June 01,2001

Principal                                          Title of Security
Amount                                      DAYTON HUDSON CORPORATION
    12,550,000                              CUSIP# : 293-753-BP0

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